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          Exhibit 10.11(b)



          PriceSmart, Inc.
          4649 Morena Blvd.
          San Diego, CA  92117
          Tel 619 581-7485
          Fax 619 581-4707


          To:     Gilbert A. Partida

          From:   Allan C. Youngberg

          Re:     AMENDMENT TO EMPLOYMENT AGREEMENT

          Date:   November 22, 1999


          This will confirm that, effective as of January 12, 1999, the Base Salary under your Employment Agreement with PriceSmart, Inc. was increased, from $225,000 to $275,000.

          Your Employment Agreement is deemed amended accordingly. All other terms and conditions of your Employment Agreement remain the same.

          Please sign below acknowledging the foregoing, and return a copy of this document, with your signature, to me.



          Dated: November 23, 1999

          /s/ Allan C. Youngberg
          ----------------------
          Allan C. Youngberg

          Dated: November 29, 1999


          /s/ Gilbert A. Partida
          ----------------------
          Gilbert A. Partida